UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN CONSENT STATEMENT

SCHEDULE 14A INFORMATION

Consent Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Consent Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Consent Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

STEWART INFORMATION SERVICES CORPORATION
(Name of Registrant as Specified in Its Charter)

FOUNDATION ASSET MANAGEMENT, LP FOUNDATION OFFSHORE MASTER FUND, LTD. FOUNDATION ASSET MANAGEMENT GP II, LLC DAVID CHARNEY SKY WILBER ERNEST D. SMITH ROSLYN B. PAYNE
(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Foundation Asset Management, LP, together with the other participants named herein (collectively, “Foundation”), has made a definitive filing with the Securities and Exchange Commission of a solicitation statement and accompanying GREEN request card to be used to solicit written requests from stockholders of Stewart Information Services Corporation, a Delaware corporation (the “Company”), to call a special meeting of stockholders of the Company.

On October 17, 2016, Foundation terminated its solicitation efforts to call a special meeting of stockholders of the Company. Foundation will not deliver any written requests received from stockholders to call a special meeting of stockholders of the Company.